UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2006

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Winks Lane, Bensalem, Pennsylvania 19020
(Address of principal executive offices)(Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Variable Deferred Compensation Plan for Executives

Charming Shoppes, Inc. (the “Company”) maintains the Variable Deferred Compensation Plan for Executives (the “Deferred Compensation Plan”), which enables executives to defer compensation and receive matching Company contributions. The Board of Directors, at a meeting on September 20, 2006, amended the Deferred Compensation Plan to conform to the requirements of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and to make other appropriate changes. The amended Deferred Compensation Plan does not apply to amounts that were earned and vested as of December 31, 2004, which are grandfathered under section 409A and remain subject to the terms in effect as of December 31, 2004.

Under the amended Deferred Compensation Plan, annual deferral elections, distribution elections, and changes to distribution elections are to be made in accordance with section 409A of the Code. Distributions to a participant who is a key employee under section 409A must be delayed for six months following such termination, if required by section 409A. The amended Deferred Compensation Plan provides that matching contributions will vest over a five-year period, with full vesting at retirement age, disability, or upon a change in control of the Company. If a change in control occurs, the Deferred Compensation Plan will be terminated and all amounts will be immediately distributed in accordance with section 409A. The amended Deferred Compensation Plan also reflects the merger of the Arizona Mail Order Company, Inc. 2005 Deferred Compensation Plan into the Deferred Compensation Plan as of March 1, 2006. A copy of the amended Deferred Compensation Plan is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Amendment to Supplemental Executive Retirement Plan

The Company maintains the Supplemental Executive Retirement Plan (the “SERP”) to provide supplemental retirement benefits to a select group of executives. SERP participants earn retirement credits each year based on their age and length of service. The Board of Directors, at a meeting on September 20, 2006, amended the Deferred Compensation Plan to conform to the requirements of section 409A of the Code and to make other appropriate changes. The amended SERP does not apply to amounts that were earned and vested as of December 31, 2004, which are grandfathered under section 409A and remain subject to the terms in effect as of December 31, 2004.

Under the amended SERP, distribution elections and changes to distribution elections are to be made in accordance with section 409A of the Code. Distributions to a participant who is a key employee under section 409A must be delayed for six months following such termination, if required by section 409A. The amended SERP provides that participant accounts will be fully vested upon a change in control of the Company. If a change in control occurs, the SERP will terminate and all amounts will be immediately distributed in accordance with section 409A. A copy of the amended SERP is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Charming Shoppes Variable Deferred Compensation Plan for Executives, as amended.

10.2	Charming Shoppes Supplemental Executive Retirement Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: September 25, 2006	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Charming Shoppes Variable Deferred Compensation Plan for Executives, as amended.

10.2	Charming Shoppes Supplemental Executive Retirement Plan, as amended.